Exhibit 99.3

Election Form
Pursuant to July 18, 2006 Restricted Stock Unit Grant Notice

Name (print):      Social Security #:       —       —

I, the above-signed, an Employee (the “Employee”) of Huntington Bancshares Incorporated, a Maryland corporation and its subsidiaries (the “Company”), hereby enter into the Restricted Stock Unit Deferral Agreement (the “Agreement”), pursuant to the Company’s Executive Deferred Compensation Plan as may be amended from time to time (the “Deferred Compensation Plan”), represented by this “Election Form” and the Terms and Conditions that are attached hereto (the “Terms and Conditions”) and incorporated herein by reference, by and between me (as the Employee) and the Company.

I hereby make the following elections with respect to my Restricted Stock Units (as defined in the Agreement and as listed below) on the date indicated below.

I.	ELECTION TO DEFER RECEIPT OF RESTRICTED STOCK UNITS

I hereby irrevocably elect the following with respect to the Restricted Stock Units otherwise payable to me under the terms of the July 18, 2006 Restricted Stock Unit Grant Notice (the “Grant Notice”):

TO DEFER      % of the Restricted Stock Units and dividends otherwise payable to me when they vest under the terms of the Grant Notice.

Notes:

1.	This percentage must be from a minimum of 50% to a maximum of 90%, in an increment of 10%. In no event shall the amount deferred be less than 100 Restricted Stock Units.

2.	In no event may the amount deferred exceed the amount of required tax withholding.

3.	The Company may adjust the number of Restricted Stock Units and dividends deferred to the extent necessary to bring the deferrals into compliance with Notes 1 and 2 above.

You must return this signed Election Form to the Company by August 16, 2006 for it to be effective.

NOT TO DEFER the Restricted Stock Units and dividends payable to me.

Note: If you have checked this box, please skip the remaining sections and sign, date, and return.

If I have not previously filed an Initial Distribution Election Form under the Deferred Compensation Plan (“the Initial Distribution Election Form”), I hereby irrevocably elect, except as provided below, to have my deferrals under the Agreement and the Deferred Compensation Plan, plus earnings, paid to me as follows:

II. MANDATORY ELECTIONS REGARDING FORM OF DISTRIBUTION

1.	NON-RETIREMENT TERMINATION (if your employment terminates for any reason other than retirement or death)

You MUST select one of the following options:

Lump Sum Distribution

Annual Installment Distribution for      years (not to exceed 3)

(Note: First payment will be made as soon as administratively possible following your termination date, per the terms of the Deferred Compensation Plan, unless you are a designated key employee in which case a 6-month delay will occur, and any installment payments will be made annually thereafter for the number of years elected including the first payment.)

2.	RETIREMENT TERMINATION (if you retire under one or more of Huntington’s retirement plans)

You MUST select one of the following options:

Lump Sum Distribution

Annual Installment Distribution for      years (not to exceed 10)

(Note: First payment will be made as soon as administratively possible following your retirement date, per the terms of the Deferred Compensation Plan, unless you are a designated key employee in which case a 6-month delay will occur, unless you make the deferral payout election below, and any installment payments will be made annually thereafter for the number of years elected including the first payment.)

AND,

B) You MAY also select the following option:

DELAYED — Payment(s) to begin effective (select one and complete):

     (specify year*)

OR

     (specify # of years after retirement)

(*Note: I understand that if the date I elect above is earlier than my actual Retirement Termination date, my election will automatically revert to the terms associated with payment as of my Retirement Termination date)

(Continued on the next page)

3.	IN-SERVICE DISTRIBUTION

You MUST select one of the following options:

I elect to receive an in-service lump sum payment of      % of my total account balance on      (Month/Year) (this date must be at least 3 plan years after your initial deferral into the Plan). I may subsequently defer payout to a future date in accordance with the Plan terms as long as the change request is submitted at least 1-year prior to the initial distribution date and must be delayed at least 5 years into the future. Notwithstanding the above, such election shall not be effective until one year after the date I submitted my subsequent deferral election.

I elect NOT to receive an in-service lump sum distribution and understand that I will not be provided another opportunity to make this election. My earliest scheduled payout will be as elected in Section 1 or 2 above.

Notes with respect to Section II of this Election Form:

1.	Section II of this Election Form is to be completed only if you have not previously filed the Initial Distribution Election Form.

2.	If you have not previously filed the Initial Distribution Election Form, and you complete this Election Form, Section II of this Election Form will govern the time and form of payment of all amounts deferred under the Deferred Compensation Plan, including any future deferrals of salary, bonus, other allowable deferrals, and any amounts deferred under this Agreement, subject to Note 5 below.

3.	If you have previously filed the Initial Distribution Election Form, that form will govern the time and form of payment of all amounts deferred pursuant to the Deferred Compensation Plan, including amounts deferred under this Agreement, subject to Note 5 below.

4.	If you have scheduled an In-Service Distribution before the Restricted Stock Units granted to you under the July 18, 2006 Restricted Stock Unit Grant Notice vest, your distribution election will be governed by your Retirement Termination Election or Non-Retirement Termination Election, as applicable.

5. It is anticipated under Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (“Code Section 409A”) that you will be given an opportunity by December 31, 2006, subject to such parameters and terms and conditions that the Company decides are necessary in its discretion, to change the elections you have made regarding the time and form of payment of amounts deferred (earned and vested) after December 31, 2004.

III.	TERMS COMMON TO THE ELECTIONS

With respect to the foregoing elections, I understand that:

(a)	my ability to defer the Restricted Stock Units otherwise payable to me under the Grant Notice shall be effective only if I remain continuously employed with the Company through the third anniversary of the Date of Grant in the Grant Notice.

(b)	except as otherwise provided herein, neither I nor my legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company unless and until shares of common stock of the Company have been issued;

(c)	all deferrals and payments of cash or shares are subject to tax withholding requirements;

(d)	this Agreement, including this Election Form, the attached Terms and Conditions, and the corresponding Deferred Compensation Plan terms that govern this Agreement, is intended to comply with Code Section 409A. To the extent that any provisions of this Agreement or the corresponding terms of the Deferred Compensation Plan that govern this Agreement do not comply with Code Section 409A, this Agreement and such corresponding terms of the Deferred Compensation Plan shall be deemed to be modified to be consistent with Code Section 409A. I agree to any changes necessary to bring this Agreement and the corresponding Deferred Compensation Plan terms that govern this Agreement into conformity with Code Section 409A;

(e)	the Company has not and will not provide me with any advice or opinion regarding the tax consequences of this election and the Agreement, and that I am solely responsible for obtaining my own tax advisor with respect to these matters;

(f)	this Election Form shall be subject to the Terms and Conditions attached hereto and the terms of the Deferred Compensation Plan, a copy of which is available to the Employee upon request by contacting the Human Resources Department at the Company’s executive offices; and

(g)	in the event of any discrepancy between this Election Form and the Deferred Compensation Plan, the Deferred Compensation Plan shall control.

NOW, THEREFORE, the parties hereby agree to be bound by this Agreement and cause this Agreement to be executed effective as of the Date of Grant in the Grant Notice.

Date:

(Employee’s Signature)

Receipt acknowledged on behalf of

the Company by:

Date:

Its

Beneficiary Designation Form

Name (print):      Social Security #:       —       —

As a participant in the Huntington Bancshares Incorporated Executive Deferred Compensation Plan (the “Plan”), I designate the following person(s) to be beneficiaries to receive the indicated percentages of the deferral account to which I am entitled under the Plan upon my death based on the following (per the terms of the Plan):

Primary Beneficiary(ies)

Name	Address	SSN	Relationship	(%)* of Account

Contingent Beneficiary(ies) – if no surviving primary beneficiary

Name	Address	SSN	Relationship	(%)* of Account

• 0 – 100%
Notes

1.	This form should be completed if you have not previously made a deferral election under Deferred Compensation Plan, or if you wish to change your beneficiary designation that you previously submitted.

2.	If no beneficiary is selected or if your primary and contingent beneficiary(ies) do not survive you, the Plan will distribute your unpaid balance in the following priority to: your surviving spouse; your surviving children in equal shares; or the legal representative of your estate.

3.	If you filed a beneficiary form pursuant to the Grant Notice, your beneficiaries will receive distributions pursuant to that form if your Restricted Stock Units do not vest.

Participant’s Signature Date

HUNTINGTON BANCSHARES INCORPORATED
RESTRICTED STOCK UNIT DEFERRAL AGREEMENT
TERMS AND CONDITIONS

WHEREAS, on July 18, 2006, the Compensation Committee of the Company (the “Committee”), pursuant to the Company’s 2004 Stock and Long-Term Incentive Plan (the “Stock Plan”), granted certain Employees Restricted Stock Units (“Restricted Stock Units”), subject to a Grant Notice that included time-based vesting conditions established by the Committee; and

WHEREAS, if the Employee meets the time-based conditions, the Restricted Stock Units would vest on the third anniversary of the Date of Grant (July 18, 2009), as defined in the Grant Notice; and

WHEREAS, the Employee desires to defer the receipt of his or her Restricted Stock Units if the Employee satisfies the time-based vesting conditions that were in the Grant Notice; and

WHEREAS, the Committee has adopted the Deferred Compensation Plan for the purpose of permitting deferrals of Restricted Stock (including Restricted Stock Units) that would otherwise be payable to the Employee under the Stock Plan; and

WHEREAS, the Company will amend and restate the Deferred Compensation Plan by December 31, 2006, r such later date as may be permitted under Code Section 409A, to more fully incorporate these Terms and Conditions and to bring the Deferred Compensation Plan into compliance with Code Section 409A for amounts deferred (earned and vested) after December 31, 2004, with such changes as the proper officers of the Company deem appropriate; and

WHEREAS, Code Section 409A allows participants in a nonqualified deferred compensation arrangement to defer the receipt of Restricted Stock Units within 30 days of the date of grant of ad hoc awards, including grants of restricted stock units; and

WHEREAS, by a resolution dated July 18, 2006 (the “Committee Resolution”), the Committee has determined that an Employee may defer his or her Restricted Stock Units, the payment of which the Company will make to the Employee in the form of shares of the Company’s common stock, without par value (“Shares”) if the Employee satisfies the time-based vesting conditions established by the Committee; and

WHEREAS, under the Committee Resolution, the Committee has determined that certain employees may defer the receipt of payment of his or her Restricted Stock Units by entering into this Agreement by executing and delivering to the Company an Election Form (as defined below) to that effect; and

WHEREAS, the Company, according to the Committee Resolution, and the Employee desire to establish the terms upon which the Employee may defer a portion of his or her Restricted Stock Units;

NOW, THEREFORE, in regard to the above, the deferral of the Restricted Stock Units shall be subject to the following terms and conditions:

1. Election to Defer.

The Employee may elect to defer the receipt of an amount of Restricted Stock Units (but in no event fewer than 100 Restricted Stock Units) in the Employee’s RSU Account and cash dividends in the Employee’s Dividend Account payable under the Grant Notice, in any increment of 10%, from a minimum of 50% to a maximum of 90% of the Restricted Stock Units and cash dividends. In no event, however, may the amount deferred exceed the amount of required tax withholding. The Company may adjust the number of Restricted Stock Units and dividends deferred to the extent necessary to bring the deferrals into compliance with the amounts specified in this Section 1 of these Terms and Conditions.

2. Deferral Election and Election Form.

The Employee may make an election to defer the Restricted Stock Units in the RSU Account, in accordance with Section 1 of these Terms and Conditions, by completing and delivering the Election Form to the Company. In order to be effective, the Election Form must be delivered to the Company within 30 days of the grant of the Restricted Stock Units pursuant to the Grant Notice. If the Employee does not return the Election Form to the Company within 30 days after the Date of Grant in the Grant Notice, the Election Form will not be effective.

3. Employee Accounts.

(a) The Company will credit the number of Restricted Stock Units that the Employee elected to defer from the Employee’s RSU Account to a share unit bookkeeping account (the “Deferred Stock Unit Account”) established for the Employee. In making such credits to the Employee’s Deferred Stock Unit Account, the Company may, in its discretion, round any fractional Shares up or down to the next whole number. The Company will convert the RSU Account established and maintained under the Grant Notice to the Deferred Stock Unit Account established by these Terms and Conditions by crediting the value of the Deferred Stock Unit Account with the number of Restricted Stock Units in the Employee’s RSU Account.

(b) The Company will credit the amount of cash dividends that the Employee elected to defer from the Employee’s Dividend Account established and maintained under the Grant Notice to one of the following bookkeeping accounts (the “Accounts”): (1) the Employee’s Deferred Stock Unit Account, or (2) an account maintained for employees under the Deferred Compensation Plan that holds all amounts of deferred compensation under the Deferred Compensation Plan (the “Deferred Compensation Account”). The Company shall have the sole discretion to determine in which Account to credit such cash dividends.

(c) The Accounts shall be maintained on the books of the Company until full payment of the balance thereof has been made to the applicable Employee (or the beneficiaries of a deceased Employee) as described in Section 6 below. No funds shall be set aside or earmarked for any of the Accounts, each of which shall be purely a bookkeeping device.

4. Dividends.

To the extent that cash dividends are paid on Shares after the third anniversary of the Date of Grant in the Grant Notice and before the distribution date, such dividends shall accumulate and be reinvested in the Account the Company selected pursuant to Section 3(b) of these Terms and Conditions.

5. Capital Adjustment Provisions.

In the event of a stock split, stock dividend, reclassification, reorganization, redesignation, or other change in the Company’s capitalization, the number of Restricted Stock Units in the Employee’s Deferred Stock Unit Account shall be proportionately adjusted or substituted to reflect such change.

6. Distribution of Employee Restricted Stock Units.

(a) If the Employee previously filed an Initial Distribution Election Form, the Employee shall receive distributions under this Agreement pursuant to the Initial Distribution Election Form that the Employee filed with the Company and the terms of the Deferred Compensation Plan. If the Employee has not previously filed an Initial Distribution Election Form with the Company, the Employee shall receive distributions under this Agreement pursuant to the Election Form to which these Terms and Conditions are attached and the Deferred Compensation Plan.

(b) Upon termination and separation of the Employee’s service to the Company, as defined in Code Section 409A, due to the Employee’s retirement under one or more of the Company’s retirement plans (a “Retirement Termination”), the Company shall distribute the Employee’s Deferred Stock Unit Account to the Employee in the form of Shares (which may be originally issued Shares or Shares purchased on the open market) in one of the following forms of distribution as elected by the Employee and provided under the Deferred Compensation Plan: (1) up to ten substantially equal annual distributions beginning as soon as administratively practical after the date of such Retirement Termination, per the terms of the Deferred Compensation Plan, or (2) a lump sum as soon as administratively practical after the date of such Retirement Termination, per the terms of the Deferred Compensation Plan. The form of distribution—lump sum or installments—must be specified at the time the Election Form is completed if an Initial Distribution Election Form is not already on file. If no form of distribution is elected, the distribution shall be in a lump sum. However, notwithstanding any provision to the contrary, if the Committee reasonably determines that an Employee also is a “specified employee” for purposes of Code Section 409A, then no distribution shall occur until a date no earlier than 6 months following the date of the Employee’s Retirement Termination.

(c) Upon termination and separation of the Employee’s service to the Company, as defined in Code Section 409A, for any reason other than retirement under one or more of the Company’s retirement plans or for death (a “Non-Retirement Termination”), the Company shall distribute the Employee’s Deferred Stock Unit Account to the Employee in the form of Shares (which may be originally issued Shares or Shares purchased on the open market) in one of the following forms of distribution as elected by the Employee and provided under the Deferred Compensation Plan: (1) up to three substantially equal annual distributions beginning as soon as administratively practical after the date of such Non-Retirement Termination, per the terms of the Deferred Compensation Plan, or (2) a lump sum as soon as administratively practical after the date of such Non-Retirement Termination, per the terms of the Deferred Compensation Plan. The form of distribution—lump sum or installments—must be specified at the time the Election Form is completed if an Initial Distribution Election Form is not already on file. If no form of distribution is elected, the distribution shall be in a lump sum. However, notwithstanding any provision to the contrary, if the Committee reasonably determines that an Employee also is a “specified employee” for purposes of Code Section 409A, then no distribution shall occur until a date no earlier than 6 months following the date of the Employee’s Non-Retirement Termination.

(d) In the event of the Employee’s death, the Shares attributable to his or her Deferred Stock Unit Account will be distributed to the Employee’s beneficiaries in a single lump sum within 60 days after the Company receives written notice of such event, including any unpaid installments if distributions are currently being made. If the Employee has previously filed a beneficiary form with the Company (the “Initial Beneficiary Form”), the Initial Beneficiary Form will determine who the Employee’s beneficiaries are and the amount of the distribution they receive. If the Employee has not previously filed a beneficiary form but has completed the beneficiary form to which these Terms and Conditions are attached (the “Beneficiary Form”), this Beneficiary Form will determine who the Employee’s beneficiaries are and the amount of the distribution they receive. If the Employee did not provide a beneficiary form to Company before the Employee’s death, or if no designated beneficiary survives the Employee, the Shares will be distributed according to the order of priority specified in the Deferred Compensation Plan effective at the time of the Employee’s death.

(e) In the event that fractional Shares are in the Employee’s Deferred Stock Unit Account, the number of Deferred Stock Units may be rounded down to the next whole Share.

7. Employee’s Rights Unsecured.

The right of the Employee or his or her beneficiary to receive a distribution hereunder shall be an unsecured claim against the general assets of the Company, and neither the Employee nor his or her beneficiary shall have any rights in or against any amounts credited to the Employee’s Accounts or any other specific assets of the Company. All amounts credited to the Employee’s Accounts shall constitute general assets of the Company and may be disposed of by the Company at such time and for such purposes as it may deem appropriate. The Company may, pursuant to Section 6.02 of the Deferred Compensation Plan, fund amounts to be paid under this Agreement.

8. Nontransferability. The Employee’s Deferred Stock Unit Account, and the rights and privileges conferred hereby may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated (by operation of law or otherwise) other than by will or by the laws of descent and distribution, and shall not be subject to execution, attachment or similar process.

9. Securities Law Compliance. The delivery of all or any of the Shares shall only be effective at such time that the issuance of such Shares will not violate any state or federal securities or other laws. The Company is under no obligation to effect any registration of Shares under the Securities Act of 1933 or to effect any state registration or qualification of the Shares. The Company may, in its sole discretion, delay the delivery of the Shares or place restrictive legends on such Shares in order to ensure that the issuance of any Shares will be in compliance with federal or state securities laws and the rules of the Nasdaq or any other exchange upon which the Company’s Shares are traded. If the Company delays the delivery of the Shares in order to ensure compliance with any state or federal securities or other laws, the Company shall deliver the Shares at the earliest date at which the Company reasonably believes that such delivery will not cause such violation, or at such other date that may be permitted under Code Section 409A.

10. Code Section 162(m) Compliance. To the extent permitted under Code Section 409A, if the delivery of all or any of the Shares would be nondeductible under Code Section 162(m), then notwithstanding anything in these Terms and Conditions to the contrary, the delivery of such Shares may be delayed until the earliest date at which the Company reasonably anticipates that its deduction as a compensation expense under Code Section 162(m) will not be limited.

11. Tax Advisor. Nothing contained in this Agreement is intended, nor shall it be construed, as providing advice to the Employee regarding the tax consequences of these Terms and Conditions and the Election Form to the Employee. The Company urges the Employee to consult his or her own personal tax advisor to determine the particular tax consequences of these Terms and Conditions and the Election Form to the Employee, including the effect of federal, state and local taxes, and any changes in the tax laws from the date of this Agreement.

12. Notices. Any notice required to be given to the Company (including, but not limited to the Election Form) under this Agreement shall be in writing, or by electronic means, and shall be received when actually delivered, or mailed postage paid as first class U.S. Mail. Notices shall be directed to the Company at its corporate offices. Any notice required to be given to the Employee shall delivered to the address stated in the Employee’s Election Form.

13. Waiver. No waiver by any party at any time of any breach by any other party of, or compliance with, any condition or provision of this Agreement to be performed by any other party shall be deemed a waiver of any other provisions or conditions at the same time or at any prior or subsequent time.

14. Governing Law. This Agreement shall be governed by the laws of the State of Ohio, except to the extent preempted by federal law.

15. Entire Agreement; Amendment. This Agreement and the Deferred Compensation Plan contain all of the terms and conditions with respect to the subject matter hereof and supersede any previous agreements, written or oral, relating to the subject matter hereof. Except as provided below, no amendment or modification of the terms of this Agreement shall be binding on the parties hereto unless reduced to writing and signed by the Employee and the Company. This Agreement and the Deferred Compensation Plan terms that govern this Agreement shall be interpreted in accordance with Code Section 409A. This Agreement and the corresponding Deferred Compensation Plan terms shall be deemed to be modified to the maximum extent necessary to be in compliance with Code Section 409A’s rules. If the Employee is unexpectedly required to include in the Employee’s current year’s income any amount of compensation relating to the Deferred Stock Units because of a failure to meet the requirements of Code Section 409A, then to the extent permitted by Code Section 409A, the Employee may receive a distribution of Shares in an amount not to exceed the amount required to be included in income as a result of the failure to comply with Code Section 409A.

16. Withholding Taxes. Notwithstanding anything in this Agreement to the contrary, no Shares shall be delivered unless and until the Employee has delivered to the Company the full amount of any federal, state or local income and other withholding taxes. The Company is permitted to withhold a number of Shares having a fair market value equal to the Employee’s withholding obligations, based on the minimum federal, state and local and other tax withholding rate, and to pay this amount to the Internal Revenue Service or other taxing authority on Employee’s behalf. Delivery or withholding of fractional shares is not permitted.

17. Employment. Nothing contained in this Agreement shall be construed to constitute an employment contract between the Employee and any person or entity, or an acknowledgement of any employment relationship between the Employee and the Company.

18. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original.

19. Severability. In the event any provision of this Agreement is held illegal or invalid, the illegality or invalidity shall not affect the remaining parts of this Agreement, and this Agreement shall be construed and enforced as if the illegal or invalid provision had not been included.

20. Successors. This Agreement shall be binding on any successors of the Company as provided in the Deferred Compensation Plan.